                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         COMMUNITY FEDERAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                                               February 24, 1997

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Community Federal Bancorp, Inc. The meeting will be held at Community Federal Bancorp, Inc.'s office located at 333 Court Street, Tupelo, Mississippi, on Thursday, March 27, 1997 at 5:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Community Federal Bancorp, Inc. are sincerely appreciated.

                                        Sincerely,



                                        Jim Ingram
                                        President and Chief Executive Officer

                        COMMUNITY FEDERAL BANCORP, INC.
                                333 COURT STREET
                           TUPELO, MISSISSIPPI  38802
                                 (601) 842-3981

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 27, 1997


       NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Community Federal Bancorp, Inc, ("Company") will be held at Community Federal Bancorp, Inc.'s office located at 333 Court Street, Tupelo, Mississippi, on Thursday, March 27, 1997, at 5:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

       1. To elect three directors of the Company for a three-year term and until their successors are elected and qualified;

       2.   To consider and approve the 1997 Stock Option Plan;

       3.   To consider and approve the 1997 Management Recognition Plan and
Trust;

       4. To ratify the appointment of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending September 30, 1997; and

       5. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The Board of Directors of the Company has fixed February 14, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Judy Ballard, Secretary
February 24, 1997
Tupelo, Mississippi

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        COMMUNITY FEDERAL BANCORP, INC.

                          ----------------------------

                                PROXY STATEMENT

                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 27, 1997


GENERAL

     This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's office located at 333 Court Street, Tupelo, Mississippi, on Thursday, March 27, 1997, at 5:00 p.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about February 24, 1997.

VOTING RIGHTS

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on February 14, 1997 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 4,628,750 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for approval of the proposal to approve the 1997 Stock Option Plan ("Option Plan") and the 1997 Management Recognition Plan and Trust ("Recognition Plan") and to ratify the independent auditors. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Voting Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum, but abstentions and broker non-votes will not effect the vote required to approve the proposals presented at the Annual Meeting.

PROXIES

      Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE MATTERS DESCRIBED BELOW AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     Any Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Community Federal Bancorp, Inc., 333 Court Street, Tupelo, Mississippi, 38802, Attention: Secretary.

BENEFICIAL OWNERSHIP

     The following table sets forth information as to the Common Stock beneficially owned, as of February 14, 1997, by (i) the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and (ii) all directors and officers of the Company as a group.



                                                              Amount and Nature               Percent
                                                                of Beneficial                   of
 Name and Address of Beneficial Owner                            Ownership(1)                  Class
 ------------------------------------                           --------------               ---------
 Community Federal Bancorp, Inc. Employee Stock
 Ownership Plan
 333 Court Street
 Tupelo, Mississippi  38802                                           363,200                  7.80%

 All directors and executive officers
  of the Company as a
  group (eleven persons)                                              339,931(2)               7.34%

-----------------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes in the case of all directors and officers of the Company as a group, 7,144 shares of Common Stock allocated to the account of the officers in the Company's Employee Stock Ownership Plan (the "ESOP").


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR


ELECTION OF DIRECTORS

    The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

    At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

    If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                       AND DIRECTORS WHOSE TERMS CONTINUE

    The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company, his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date.

                   NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM


                                                                                                Common Stock
                                                   Position with                                Beneficially
                                                  the Company and                               Owned as of
                               Age as of       Principal Occupation                         February 14, 1997(1)
                              September 30,         During the             Director          ---------------------
 Name                            1996             Past Five Years            Since            No.            %
 ----                            ----             ----------------         --------          -----         ---

 Robert R. Black, Sr.             55         Periodontist  with              1993           35,000          *
                                             practice in Tupelo,
                                             Mississippi, retired in
                                             1995.

 Jim Ingram                       65         President and chief             1973           38,476(2)       *
                                             executive officer of the
                                             Bank since 1984 and of
                                             the Company since 1996.

 L.F. Sams, Jr.                   57         Member of the law firm of       1986           35,000          *
                                             Mitchell, McNutt,
                                             Threadgill, Smith and
                                             Sams since 1971.



                     DIRECTORS WITH TERMS EXPIRING IN 1998



                                                                                                Common Stock
                                                   Position with                                Beneficially
                                                  the Company and                               Owned as of
                                               Principal Occupation                         February 14, 1997(1)
                                                    During the             Director        ---------------------
 Name                             Age             Past Five Years            Since            No.            %
 ----                             ---           ------------------         --------          -----         ----

 Charles V. Imbler, Sr.           64         President and chief             1988           35,025          *
                                             executive officer of
                                             Truck Center Inc.,
                                             Tupelo, Mississippi,
                                             since 1970.

 Medford M. Leake                 68         Chairman of the Board           1974           35,000(2)       *
                                             since 1995, president of
                                             Steele City Lumber
                                             Company, Birmingham,
                                             Alabama, from 1970 to
                                             1996, chairman  of the
                                             board since 1997.

 Michael R. Thomas                47         President of Washington         1994           65,330(4)       1.4
                                             Furniture MFG. Co., Inc.,
                                             Houlka, Mississippi from
                                             1988 - 1993 and from 1996
                                             to present.  Real estate
                                             developer in Tupelo,
                                             Mississippi from 1993 to
                                             1996.

                     DIRECTORS WITH TERMS EXPIRING IN 1999



                                                                                                Common Stock
                                                   Position with                                Beneficially
                                                  the Company and                               Owned as of
                                               Principal Occupation                         February 14, 1997(1)
                                                    During the             Director        ---------------------
 Name                             Age             Past Five Years            Since            No.            %
 ----                             ---           ------------------         --------          -----         ----

 J. Leighton Pettis, Jr.          63         Ophthalmologist  in             1977          42,900           *
                                             Tupelo, Mississippi,
                                             since 1962.

 Robert W. Reed, III              41         Account executive and           1995           5,932(5)        *
                                             director of Reed
                                             Manufacturing since 1992;
                                             sales representative of
                                             New York  life insurance
                                             1990-1992.


                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS

-------------------

(1) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
         (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person. An asterisk indicates that the ownership interest is less than one percent.

(2) Includes 30,200 shares held jointly with Mr. Ingram's wife and 3,476 shares allocated to his account in the ESOP.

(3) Includes 21,606 shares held jointly with Mr. Leake's wife and 1,471 shares held by Mr. Leake's wife.

(4) Includes 8,000 shares held in an individual retirement account, 30,00 shares held jointly with Mr. Thomas's wife, 13,500 shares held jointly with Jim Wiygul and 12,000 shares held in a trust.

(5)      Includes 5,000 shares held jointly with Mr. Reed's wife.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following table sets forth certain information with respect to the persons who currently serve as executive officers of the Savings Bank and who initially will serve as executive officers of the Company and who are not, and will not be, directors. There are no arrangements or understandings between the Savings Bank and/or the Company and any such person pursuant to which such person was or will be elected an executive officer of the Savings Bank or the Company and no such officer is related to any director or other officer of the Savings Bank or the Company by blood, marriage or adoption.

                                               AGE AS OF
 NAME                                     SEPTEMBER 30, 1996       POSITIONS
---------------------------------         ------------------       -----------------------------
 Gill Simmons                                     62               Vice President - Mortgage
                                                                     Loans
 Jack Johnson                                     57               Vice President  - Operations
                                                                     and Compliance
 Mark Burleson                                    30               Vice President - Consumer/
                                                                     Commercial Lending

     Set forth below is a brief description of the background of each person who serves as an executive officer of the Company and the Savings Bank and who is not a director.

     Gill Simmons is Vice President for Mortgage Loans. Mr. Simmons joined the Savings Bank in 1955 and during his tenure also has served as Secretary/Treasurer.

     Jack Johnson is Vice President for Operations and Compliance. Mr. Johnson joined the Savings Bank in 1958 and during his tenure also has served as cashier.

     Mark Burleson is Vice President - Consumer/Commercial Lending. Mr. Burleson joined the Savings Bank in 1994 after being employed at a Tupelo-area commercial bank for five years where he served, among other positions, as an assistant vice president and a branch manager.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Company are held quarterly and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were seven meetings of the Board of Directors of the Company held during fiscal 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 1996 and the total number of meetings held by all committees of the Board on which the director served during such year.

      The Company's business is primarily conducted through Community Federal Savings Bank (the "Savings Bank"), a federally chartered savings bank and a wholly owned subsidiary of the Company. The Board of Directors of Community has established various committees, including an Executive Committee.

      The Executive Committee generally has the power and authority to act on behalf of the Board of Directors on important matters between scheduled directors meetings unless specific Board of Directors action is required or unless otherwise restricted by the Savings Bank's charter or bylaws or its Board of Directors. The Executive Committee also serves as the Savings Bank's Compensation Committee. The Executive Committee is currently chaired by Mr. Ingram with Messrs. Leake and Imbler as members. The Executive Committee met four times in fiscal 1996.

      The full Board of Directors also serves as the Loan Committee which meets monthly to review the loans requiring committee approval pursuant to the Savings Bank's loan policy statement.

      The Savings Bank has not established a permanent nominating committee pursuant to the Bylaws of the Savings Bank but names such a committee prior to each annual meeting.

OTHER COMMITTEES

      In addition to committees of the Board of Directors, the Savings Bank has also established other committees composed of officers and key personnel, as set forth below.

      The Investment Committee meets on an as needed basis, no less than quarterly, and is responsible for reviewing pricing strategies and the Savings Bank's investment results, preparing various analyses and discussing possible transactions. In addition, on a quarterly basis the Committee examines the recording and reporting of securities activities to ensure consistency with policies set forth in the Savings Bank's Portfolio and Investment Policy Statement. Currently, Mr. Ingram serves as chairman of the Investment Committee with Messrs. Simmons, Johnson and Burleson and Sherry McCarty, Controller, as members. The Investment Committee met six times in fiscal 1996.

      The Audit Committee reviews (i) the independent auditors' reports and results of their examination, prior to review by and with the entire Board of Directors and (ii) the Office of Thrift Supervision ("OTS") and Federal Deposit Insurance Corporation ("FDIC") and other regulatory reports, prior to review by and with the entire Board of Directors. Currently, Mr. Johnson serves as chairman of the Audit Committee and Ms. McCarty and Dana Adams, Accounting Clerk, serve as members. The Audit Committee met four times during fiscal 1996.

DIRECTORS' COMPENSATION

         Beginning January 1, 1996, each member of the Board of Directors was paid $116 for each Board meeting attended. During the first quarter of fiscal 1996, they were paid $110 for each meeting attended. In addition, in fiscal 1996 prior to January 1, 1997, directors were paid a $500 monthly fee and thereafter were paid a $525 monthly fee. During the same period, each member of a Board Committee described above, who is an outside director was paid an attendance fee at the same rate as the Board meeting attendance fee. Committee members otherwise do not receive fees for committee meetings.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Savings Bank for services rendered in all capacities during the last two fiscal years to the President and Chief Executive Officer of the Savings Bank and any other executive officer of the Savings Bank who received salary and bonuses aggregating more than $100,000 during the last fiscal year.
                           SUMMARY COMPENSATION TABLE


================================================================================================================================
                                             ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                    ----------------------------------------------------------------------------
                                                               OTHER                AWARDS            PAYOUTS
         NAME AND                                              ANNUAL      -------------------------------------    ALL OTHER
    PRINCIPAL POSITION      YEAR    SALARY(1)    BONUS      COMPENSATION(1)                                       COMPENSATION
                                                                                        RESTRICTED
                                                                                          STOCK        LTIP
                                                                             OPTIONS      AWARDS      PAYOUTS
--------------------------------------------------------------------------------------------------------------------------------
  Jim Ingram                1996    $119,407    $30,000         --               --     $    --         --         $
  President and Chief       1995     104,738     20,000          --              --          --         --
  Executive Officer         1994      99,750     14,250          --              --          --         --
================================================================================================================================


(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Savings Bank of providing such benefits to the named executive officer during the year ended September 30, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

COMPENSATION COMMITTEE

         The Compensation Committee determines executive compensation and its members include Messrs. Leake and Imbler as well as Mr. Ingram who is an executive officer of the Company and does not participate in decisions regarding his compensation. The report of the Compensation

      Committee with respect to compensation for the chief executive officer and all other executive officers is set forth below.

      REPORT OF THE COMPENSATION COMMITTEE

      The goals of the Committee are to assist the Savings Bank in attracting and retaining qualified management, motivating executives to achieve performance goals, rewarding management for outstanding performance and to ensure that the financial interests of the Company's management and shareholders are satisfied.

      The Committee considered several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the Savings Bank, profitability ratios, satisfactory regulatory examinations, and market value of the Savings Bank. The Committee reviewed and considered the SNL Executive Compensation Review for a comparison of compensation paid by the Savings Bank's peer group.

      The compensation set by the Committee includes a base salary and a bonus component. Based upon the above factors, the Committee on behalf of the Company offered an employment agreement to Mr. Ingram which provided for a rolling three-year term of employment commencing on March 25, 1996 and set his fiscal 1996 salary at $119,407. In addition, the Committee provided for salary increases for the other executive officers and determined their respective bonuses for fiscal 1996.

                                   Medford M. Leake
                                   Charles V. Imbler, Sr.
                                   Jim Ingram

PERFORMANCE GRAPH

      The following graph compares the yearly cumulative total return on the Common Stock over the measurement period since the Savings Bank issued stock to the public in March 1996 with (i) the yearly cumulative total return on the stocks included in the Standard and Poor's 500 Market Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities Thrift Stock Index.





                                    [GRAPH]

DIRECTORS' RETIREMENT PLAN
      In order to secure the continuing service of members of the Board of Directors and to recognize the contributions of such individuals to the Savings Bank, the Savings Bank established a Directors' Retirement Plan ("DRP") in fiscal 1993. A director becomes eligible to receive benefits from the DRP upon completion of ten years of continuous service as a director of the Savings Bank, including service as such prior to the adoption of the DRP. Under the DRP, a retired director or his beneficiary would receive for a ten-year period annual retirement benefits equal to 100% of the annual directors' fees being paid to the Savings Bank directors on the date of the director's retirement. Payments under the DRP will terminate if a retired director becomes affiliated with another financial institution that is a competitor of the Savings Bank. Any claim under the DRP by a participant is that of an unsecured creditor. Six members of the Savings Bank's current Board of Directors qualify to receive benefits under the DRP at retirement.

EMPLOYMENT AGREEMENTS

      During fiscal 1996 the Company entered into an employment agreement with Mr. Ingram (the "Executive") which provides for an annual salary, subject to annual adjustment by the Boards of Directors. At September 30, 1996, Mr. Ingram's annual salary was $119,407 plus an annual bonus determined at year end by the Board of Directors. The form of employment agreement provides for a rolling three-year term of employment commencing on March 25, 1996, which term is automatically extended each day for an additional day such that the remaining term of the agreement continues to be for three years. However, on the first anniversary of the agreement and each anniversary thereafter, the Board of Directors of the Savings Bank shall consider and review extension of the terms of the agreement and shall continue to extend under such terms unless either party gives notice of non-renewal to the other party so that the term of Mr. Ingram's employment under the agreement would not be less than three years unless such notice had been given.

      The employment agreement is terminable with or without cause by the Savings Bank. The Executive has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Savings Bank for cause, disability, retirement or death. However, in the event that (i) the Executive terminates his employment because of failure of the Savings Bank to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by the Executive for Good Reason, as defined, the Executive would be entitled to 2.99 times the average annual compensation paid to him by the Savings Bank during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as senior officer of the Savings Bank as well as continued participation in employee benefit plans of the Savings Bank (other than retirement plans and stock compensation plans) until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreement to include the assignment by the Savings Bank to the Executive of any duties which, in the Executive's good faith determination, are materially inconsistent with the Executive's positions, duties, responsibilities and status with the Savings Bank prior to such assignment or prior to a change in control of the Savings Bank. The employment agreement would not be automatically terminated upon a change in control. If the employment agreement of Mr. Ingram had been terminated for Good Reason during fiscal 1996, he would have been entitled to a payment of $357,000.

      The employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder would be reduced, in the manner determined by the Savings Bank, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being nondeductible by the Savings Bank for federal income tax purposes. Excess parachute payments generally are defined as payments in excess of three times the recipient's average annual compensation from the Savings Bank includable in the recipients gross income during the most recent five taxable years ending before the date on which a change in control of the Savings Bank or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by the Savings Bank as compensation expense for federal income tax purposes.

RETIREMENT PLAN

      The Savings Bank has a defined benefit pension plan ("Retirement Plan") for all employees who have attained the age of 21 years and have completed one year of service with the Savings Bank. In general, the Retirement Plan provides for annual benefits payable monthly upon retirement at age 65 in an amount equal to approximately 1.667% of the "Average Compensation" of the employee (which is equal to the average of the compensation paid to him or her during the five successive calendar years within the final ten calendar years of service affording the highest average, excluding bonuses, commissions, overtime pay and other special compensation) for each year of service, not in excess of 40 years. Under the Retirement Plan, an employee's benefits are fully vested after six years of qualifying service. A year of service is any year in which an employee works a minimum of 1,000 hours. The Retirement Plan provides for an early retirement option with reduced benefits for participants who are age 50 and who have 15 years of service.

      The following table illustrates annual pension benefits for retirement at age 65 under various levels of compensation and years of service. The figures in the table assume that the Retirement Plan continues in its present form and that the participants elect a straight life annuity form of benefit.


         FIVE YEAR
          AVERAGE      10 YEARS OF    15 YEARS OF   20 YEARS OF  25 YEARS OF  30 YEARS OF  35 YEARS OF
       COMPENSATION      SERVICE        SERVICE       SERVICE      SERVICE     SERVICE       SERVICE
       ------------    ----------     -----------    ----------   ---------    ---------    ----------
       $  40,000        $ 7,314         $10,970      $14,627      $18,284       $21,941      $25,598

          50,000          9,145          13,717       18,290       22,862        27,434       32,007

          60,000         10,965          16,448       21,930       27,413        32,895       38,378

          70,000         12,796          19,194       25,592       31,990        38,388       44,787

          80,000         14,627          21,941       29,255       36,568        43,882       51,196

          90,000         16,448          24,671       32,895       41,119        49,343       57,566

         100,000         18,279          27,418       36,557       45,697        54,836       63,975

         110,000         20,110          30,165       40,220       50,275        60,329       70,384

         120,000         21,930          32,895       43,860       54,825        65,790       76,755

      At September 30, 1996, Mr. Ingram had 35 years of credited service under the Retirement Plan.

EMPLOYEE STOCK OWNERSHIP PLAN

      During fiscal 1996, the Company established an Employee Stock Ownership Plan for employees age 21 or older who have at least one year of credited service with the Savings Bank (including years of service with the Savings Bank in its mutual form). The ESOP was funded by the contributions from the Company and the Savings Bank made in cash (which primarily were invested in Common Stock) or Common Stock. Benefits may be paid either in shares of Common Stock or in cash.

      The ESOP borrowed $3,632,000 from the Company sufficient to purchase 363,200 shares of the Common Stock. The Savings Bank will make scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and interest on the loan, which has a maturity of 17 years. The Savings Bank may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of Treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Savings Bank. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

      Generally accepted accounting principles ("GAAP") require that any borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. In addition, shares purchased with borrowed funds will, to the extent of the borrowings, be excluded from equity, representing unearned compensation to employees for future services not yet performed.

Consequently, if the ESOP purchases already issued shares in the open market, the Company's consolidated liabilities will increase to the extent of the ESOP's borrowings, and total and per share equity will be reduced to reflect such borrowings. If the ESOP purchases newly issued shares from the Company, total equity would neither increase nor decrease, but per share equity and per share net income would decrease because of the increase in the number of shares outstanding. In either case, as the borrowings used to fund ESOP purchases are repaid, total equity will correspondingly increase.

      Shares purchased by the ESOP with the proceeds of the loan are held in a loan suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Savings Bank might otherwise have contributed to the ESOP. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Savings Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

      A Committee appointed by the Board of Directors of the Savings Bank administers the ESOP ("ESOP Committee") and Messrs. Ingram, Leake and Johnson will act as trustees of the related trust. The ESOP Committee may instruct the trustees regarding investment of funds contributed to the ESOP. Under the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustees in the same proportion for and against proposals as participants vote shares allocated to their individual accounts.

      The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations of the Internal Revenue Service and the Department of Labor promulgated thereunder.

INDEBTEDNESS OF MANAGEMENT

      The Savings Bank, in the ordinary course of business, makes available to its directors and executive officers all types of loans that it makes available to the general public. Such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

                  PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN

GENERAL

      The Board of Directors has adopted the 1997 Stock Option Plan ("Option Plan") which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance and the attainment of targeted goals. The Option Plan is also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only non-incentive stock options pursuant to a set formula. If shareholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Savings Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of such approval.

DESCRIPTION OF THE OPTION PLAN

       The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

       Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") which is "disinterested" pursuant to applicable regulations under the federal securities laws. The current members of the Committee are Messrs. Leake and Black.

       Stock Options. Under the Option Plan, the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each compensatory option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or 100% of the fair market value of a share of Common Stock on the date the option is granted.

       Stock options shall become vested and exercisable in the manner specified by the Committee. Each stock option or portion thereof shall be exercisable at any time on or after it vests and will be exercisable until ten years after its date of grant or three months after the date on which the optionee's employment or his service as a board member terminates, unless extended by the Committee to a period not to exceed three years from such termination. If an optionee's employment or his service as a board member is terminated due to death, the optionee's estate will have up to one year following the termination of employment or service to exercise the option. If an employees employment terminates due to disability, the optionee or his estate will have up to one year following the termination of his employment to exercise the option. Stock options are non-transferable except by will or the laws of descent and distribution.

       Stock Appreciation Rights. Under the Option Plan, the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

       Grants to Directors. Options granted to non-employee directors under the Option Plan will be awarded under a formula pursuant to which each non-employee director will receive an option to purchase 19,837 shares of Common Stock upon approval of the Option Plan by stockholders. An option granted to directors will be exercisable until ten years after its date of grant. However, if an optionee dies while serving as a non-employee director without having fully exercised his options, the optionee's executors, administrators legatees or distributes of his estate shall have the right to exercise such options during the twelve-month period following such death, provided no option will be exercisable more than ten years from the date it was granted.

       Number of Shares Covered by the Option Plan. A total of 462,875 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital in an amount per share which exceeds 10% of the fair market value of a share of Common Stock as of the date of declaration, the per share exercise price of all previously granted Awards which remain unexercised as of the date of such declaration shall be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

       Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from January 17, 1997, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

       Federal Income Tax Consequences.  Under current provisions of the
Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

       The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

       Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

       Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under GAAP. This treatment currently is being evaluated by the Financial Accounting Standards Board, which has issued an exposure draft which would require the recognition of expense under GAAP based upon the fair market value of stock compensation awards when stock options and similar awards are granted, and thus could change in the future. In certain circumstances, shares issuable pursuant to outstanding options under the Option Plan might be considered outstanding for purposes of calculating earnings per share.

       Shareholder Approval. No Awards will be granted under the Option Plan unless the Option Plan is approved by shareholders. Shareholder ratification of the Option Plan will enable recipients of Awards under the Option Plan to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

       Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and approved the grant of the non-incentive options to non-employee directors pursuant to the formula set forth therein and the Committee established thereunder approved the grant of incentive options to executive officers and employees of the Company. The grants shall be effective upon shareholder approval of the Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of such approval. The following table sets forth certain information with respect to such grants.

                                                                                      NUMBER OF SHARES
          NAME OF INDIVIDUAL OR                                                          SUBJECT TO
        NUMBER OF PERSONS IN GROUP                        TITLE                         STOCK OPTIONS
-----------------------------------        ------------------------------             ------------------
 Jim Ingram                                President and Chief Executive                     90,000
                                           Officer

 All executive officers as                                                                  230,000
  a group (four persons)

 All non-employee directors                                                                 138,863
  as a group (seven persons)

 All employees, not                                                                          72,000
  including executive officers,
  as a group

       The terms of the options granted to all recipients provide that they will be vested and exercisable 20% per year over a five-year period commencing on September 30, 1997.

       On February 14, 1997, the closing price of a share of Common Stock as reported by the Nasdaq National Market System was $19.375.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 1997 STOCK OPTION PLAN.


              PROPOSAL TO ADOPT THE 1997 RECOGNITION AND RETENTION
                                 PLAN AND TRUST

GENERAL

       The Board of Directors of the Company has adopted the Recognition
Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success. Officers and key employees of the Company who are selected by members of a committee appointed by the Board of Directors of the Company will be eligible to receive benefits under the Recognition Plan. Non-employee directors of the Company are eligible to participate in the Recognition Plan, which sets forth a formula for awards to be made pursuant thereto. If stockholder approval is obtained, shares will be granted to employees as determined by the Committee and non-employee directors will be awarded shares pursuant to a formula.

DESCRIPTION OF THE RECOGNITION PLAN

      The following description of the Recognition Plan, is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

      ADMINISTRATION. A committee of the Board of Directors of the Company will administer the Recognition Plan and the initial members of that committee also will serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

      Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock sold in its 1996 public stock offering, or 185,150 shares. These shares will be acquired through open market purchases or from authorized but unissued shares.

      GRANTS.  Shares of Common Stock granted pursuant to the Recognition
Plan generally will be in the form of restricted stock payable over a period specified by the Committee. The shares, while restricted, may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. Under the terms of the Recognition Plan, the trustees will be authorized to vote all Recognition Plan shares which have not yet been earned and allocated in its sole discretion. If a recipient terminates employment for reasons other than death, retirement or disability, or in the event of a change in control of the Company, the recipient will forfeit all rights to the allocated shares under restriction. If the recipient's termination is caused by death, retirement or disability, or in the event of a change in control of the Company, all restrictions will expire and all allocated shares will become unrestricted. The Board of Directors of the Company can terminate the Recognition Plan at any time, and if it does so, any shares not allocated will revert to the Company.

      Pursuant to the terms of the Recognition Plan, each of the non-employee directors of the Company will receive 7,935 shares upon approval of the Recognition Plan by stockholders.

      FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. the Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

      ACCOUNTING TREATMENT. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

      STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will enable recipients of shares under the Recognition Plan to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

      SHARES TO BE GRANTED. The Board of Directors of the Company adopted the Recognition Plan and approved the awards of shares to non-employee directors pursuant to the formula set forth therein and the Committee established thereunder approved the grant of shares to executive officers and employees of the Bank. The awards shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

           NAME OF INDIVIDUAL OR                                                        NUMBER OF SHARES
        NUMBER OF PERSONS IN GROUP                         TITLE                            AWARDED
--------------------------------------      ------------------------------              ----------------
 Jim Ingram                                 President and Chief Executive                     43,000
                                            Officer

 All executive officers as                                                                    91,000
   a group (four persons)

 All non-employee directors                                                                   55,545
   as a group (seven persons)

 All employees not including executive                                                        24,000
 officers as a group

      The above grants of restricted stock to all recipients will vest over five years at the rate of 20% per year commencing on September 30, 1997.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE RECOGNITION AND RETENTION PLAN.


               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Company has appointed Arthur Andersen
LLP as independent auditors for the Company for the year ending September 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Arthur Andersen LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Arthur Andersen LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING SEPTEMBER 30, 1997.


                                 OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has also retained the firm of Regan & Associates for a fee of $4,000 to assist it in the solicitation of proxies for the Annual Meeting.


                             STOCKHOLDER PROPOSALS

      Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than October 27, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

      Stockholders of the Company as of the record date for the Annual
Meeting have been forwarded under separate cover a copy of the Company's Annual Report to Stockholders for the year ended September 30, 1996 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 1996 and 1995 and for each of the years in the three-year period ended September 30, 1996, prepared in accordance with GAAP, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

      UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (AND AMENDMENT NO. 1 THERETO) FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1996. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO COMMUNITY FEDERAL BANCORP, INC., 333 COURT STREET, TUPELO, MISSISSIPPI 33802, ATTENTION: CONTROLLER. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                                                      APPENDIX A


                                    FORM OF
                        COMMUNITY FEDERAL BANCORP, INC.
                            1996 STOCK OPTION PLAN

                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

     Community Federal Bancorp, Inc. (the "Corporation") hereby establishes this 1996 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                  ARTICLE II
                              PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

     3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

     3.02 "Bank" means Community Federal Savings Bank, the wholly owned subsidiary of the Corporation.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control" of the Corporation means a change in control of a nature that would be required to be reported in response to Items 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Corporation in fact is required to comply with Regulation 14A hereunder.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, none of whom shall be an Officer or Employee of the Corporation, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, or any successor thereto.

     3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

     3.09 "Effective Date" means the day upon which the Board adopts this Plan.

     3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.14 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.16 "Offering" means the offering of Common Stock to the public pursuant to a Plan of Conversion and Agreement and Plan of Reorganization adopted by the Bank and Community Federal Mutual Holding Company.

     3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.18 "OTS" means the Office of Thrift Supervision.

     3.19 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.20 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, if such individual were a participant in such plan.

     3.22 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

     3.23 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN

     4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority in its absolute discretion to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which
(i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and
(iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding.

     4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, none of whom shall be an officer or employee of the Corporation, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.


     4.03 REVOCATION FOR MISCONDUCT. The Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation or Bylaws shall terminate as of the effective date of such removal.

     4.04 LIMITATION ON LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V
                                  ELIGIBILITY

     Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.


                                  ARTICLE VI
                       COMMON STOCK COVERED BY THE PLAN

     6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 462,875 shares, which is equal to 10.0% of the shares of Conversion Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

     6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                  ARTICLE VII
                               DETERMINATION OF
                        AWARDS, NUMBER OF SHARES, ETC.

     The Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.


                                 ARTICLE VIII
                     OPTIONS AND STOCK APPRECIATION RIGHTS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02 INITIAL GRANTS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director of the Corporation as of the day that the Plan is approved by stockholders of the Corporation shall be granted an Option to purchase 19,837 shares of Common Stock effective at such time and with a per share exercise price equal to the Fair Market Value of a share of Common Stock on such date.

     8.03 OPTION EXERCISE PRICE.

          (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b).

          (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.04  VESTING AND EXERCISE OF OPTIONS.

          (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate determined by the Committee and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Retirement or Disability or in the event of a Change in Control. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

          (b) ACCELERATED VESTING UPON DEATH, RETIREMENT OR DISABILITY OR IN THE EVENT OF A CHANGE IN CONTROL. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death, Retirement or Disability or in the event of a Change in Control of the Corporation.

     8.05  DURATION OF OPTIONS.

          (a) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three
(3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years.

          (b) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. If a Non-Employee Director dies while serving as a Non-Employee Director without having fully exercised his Options, the Non-Employee Director's executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable within six (6) months after the date of grant or more than ten
(10) years from the date it was granted.

     8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.

     8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Committee in the case of Awards to Employees, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

     8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

          (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

          (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

          (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

     8.11 STOCK APPRECIATION RIGHTS.

          (a) GENERAL TERMS AND CONDITIONS. The Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

     The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of
Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right and until a Stock Appreciation Right issued pursuant to this Plan has been outstanding for at least six months from the date of grant.

          (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock

Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

          (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                  ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the

Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. In the event the Corporation declares a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, the per share exercise price of all previously granted Awards which remain unexercised as of the date of such declaration shall be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital; provided that the adjustments to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding Incentive Stock Options with the effect that, for purposes of
Section 422 and 425(h) of the Code, and the rules and regulations thereunder, new Incentive Stock Options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                   ARTICLE X
                         ADJUSTMENT TO EXERCISE PRICE

     The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholder.

                                  ARTICLE XI
                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles V, VII and VIII of this Plan relating to Awards granted to Non-Employee Directors shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.

                                  ARTICLE XII
                               EMPLOYMENT RIGHTS

     Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.


                                 ARTICLE XIII
                                  WITHHOLDING

     13.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

     13.02 METHODS OF TAX WITHHOLDING. The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.


                                  ARTICLE XIV
                       EFFECTIVE DATE OF THE PLAN; TERM

     14.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

     14.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                  ARTICLE XV
                                 MISCELLANEOUS

     15.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Mississippi.

     15.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                                    FORM OF
                        COMMUNITY FEDERAL BANCORP, INC.
             1996 MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT


                                   ARTICLE I
                      ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Community Federal Bancorp, Inc. (the "Corporation") hereby establishes a Management Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1996 Management Recognition Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                  ARTICLE II
                              PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of Community Federal Savings Bank (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                  ARTICLE III
                                  DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means Community Federal Savings Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control" of the Corporation means a change in control of a nature that would be required to be reported in response to Items 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Corporation in fact is required to comply with Regulation 14A hereunder.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

     3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

     3.09 "Effective Date" means the day upon which the Board adopts this Plan.

     3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

     3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Non-Employee Director" means a member of the Board who is not an Employee.

     3.13 "OTS" means the Office of Thrift Supervision.

     3.14 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

     3.15 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

     3.16 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

     3.17 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation if such individual were a participant in such plan.

     3.18 "Subsidiary" means Community Federal Savings Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

     3.19 "Trustee" means such firm, entity or persons nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan for the purposes set forth herein.

                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, none of whom shall be an officer or employee of the Corporation and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board a firm or other entity to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall not be officers or employees of the Corporation and shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.


                                   ARTICLE V
                                 CONTRIBUTIONS

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Directors shall be permitted.

     5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 185,150 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation.


                                  ARTICLE VI
                           ELIGIBILITY; ALLOCATIONS

     6.01 AWARDS TO NON-EMPLOYEE DIRECTORS. Plan Share Awards equal to 7,935 shares shall be made to Non-Employee Directors.

     6.02 AWARDS TO EMPLOYEES. Plan Share Awards may be made to such Employees as may be selected by the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. The Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee.


                                  ARTICLE VII
            EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

          (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate determined by the Committee. If the employment of an Employee or service as a Non-Employee Director is terminated prior to a Plan Share Award being earned for any reason other than for death, Retirement or Disability, or a Change in Control, the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

          (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, RETIREMENT OR DISABILITY OR IN THE EVENT OF A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary terminates due to death, Retirement or Disability or in the event of a Change in Control shall be deemed earned as of the Recipient's last day of employment or service with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a).

          (c) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an

Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation or Bylaws shall terminate as of the effective date of such removal.

     7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends or stock dividends declared in respect of each invested Plan Share Award will be paid to the Recipient as soon as practicable as if the unvested Plan Share Award had vested.

     7.03 DISTRIBUTION OF PLAN SHARES.

          (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

          (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate.

     7.04 VOTING OF PLAN SHARES. All Plan Shares which have not yet been earned and allocated shall be voted by the Trustee in its sole discretion.

                                 ARTICLE VIII
                                     TRUST

     8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

     8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                  ARTICLE IX
                                 MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

     9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of Article VII hereof. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles VI and VII of this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.

     9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

     9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

     9.06 GOVERNING LAW. To the extent not governed by Federal law, the Plan and Trust shall be governed by the laws of the State of Mississippi.

     9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

     9.08 TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

     9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 17th day of January 1997.

                                      COMMUNITY FEDERAL BANCORP, INC.



                                      By:
                                         ---------------------------
                                         Jim Ingram
                                         President



ATTEST:


By:
    ----------------------

     -----------------
     Secretary

                                      TRUSTEES:

                                      --------------------------------------


                                      --------------------------------------


                                      --------------------------------------


                                      --------------------------------------

                                REVOCABLE PROXY
                        COMMUNITY FEDERAL BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY FEDERAL BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 1997 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's office, located at 333 Court Street, Tupelo, Mississippi, on March 27, 1997, at 5:00 p.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as specified on the reverse side.

     The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed on the reverse side and FOR Proposals 2, 3 and 4. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

     Shares of common stock of the Company will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 4 AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                                                                               Please mark
                                                                                                               your vote as
                                                                                                               indicated in
                                                                                                               this example
                                                                                                                              [X]
1.  Election of Directors                                Nominees for three-year term: Robert R. Black, Sr.; Jim Ingram; and L.F.
                                                         Sams, Jr.

     FOR all nominees           WITHHOLD authority       To withhold authority to vote for any individual nominee, write the
    listed to the right       to vote for all nominees   name of the nominee in the space below:
   (except as marked to         listed to the right
       the contrary)                                     ------------------------------------------------------------------------

           [ ]                        [ ]


2.   Proposal to approve the 1997 Stock Option Plan.


                      FOR    AGAINST   ABSTAIN
                      [ ]      [ ]       [ ]


3.   Proposal to approve the 1997 Management Recognition Plan and Trust.


                      FOR    AGAINST   ABSTAIN
                      [ ]      [ ]       [ ]


4.   Proposal to ratify the appointment of Arthur Andersen, LLP as the Company's      In their discretion, the proxies are
     independent auditors for the year ended September 30, 1997.                      authorized to vote with respect to the
                                                                                      election of any person as a director
                      FOR    AGAINST   ABSTAIN                                        if the nominee is unable  to serve or for
                      [ ]      [ ]       [ ]                                          good cause will not serve, matters incident
                                                                                      to the conduct of the meeting, and upon such
                                                                                      other matters as may properly come before
                                                                                      the meeting.

                                                                                      The undersigned hereby acknowledges receipt
                                                                                      of the Notice of Annual Meeting of Stock-
                                                                                      holders of Community Federal Bancorp, Inc.
                                                                                      called  for March 27, 1997, a Proxy
                                                                                      Statement for the Annual Meeting [AND
                                                                                      THE 1996 ANNUAL REPORT TO STOCKHOLDERS.]


                                                                                      Dated:                         , 1997
                                                                                            -------------------------

                                                                                      ------------------------------------

                                                                                      ------------------------------------
                                                                                      Signature(s)

                                                                                      PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON
                                                                                      THIS PROXY.  ONLY ONE SIGNATURE IS REQUIRED IN
                                                                                      THE CASE OF A JOINT ACCOUNT.  WHEN SIGNING IN
PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE                 A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.
ENCLOSED ENVELOPE